Exhibit 32

Certification Pursuant to 18. U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Banyan Rail Services Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2010(the “Report”) filed with the Securities and Exchange Commission on the date hereof, I, Gary O. Marino, Chairman and Chief Executive Officer of the Company, and I, Larry Forman, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary O. Marino

Gary O. Marino
Chairman and Chief Executive Officer

/s/ Larry Forman

Larry Forman
Vice President and
Chief Financial Officer

November 15, 2010